UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	No. 0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)    On November 9, 2016, the Board of Directors of Summit Financial Group, Inc. (the “Company”) received a letter from Arnett Carbis Toothman LLP (“ACT”), the Company’s independent registered public accounting firm, confirming that it would no longer serve as the Company’s auditor. Attached hereto as Exhibit 16.1 is a copy of the letter dated November 9, 2016, from ACT. ACT resigned its position as the Company’s independent registered public accounting firm because the Company hired as its Chief Audit Executive an individual previously employed by ACT who had participated in the audit of the Company’s financial statements, thus resulting in ACT no longer being independent to perform the audit of the Company's financial statements.
During the Company’s two most recent fiscal years ended December 31, 2015, and the subsequent interim period through September 30, 2016, there were no disagreements between the Company and ACT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of ACT, would have caused ACT to make reference to the matter of the disagreement in connection with its reports. ACT’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
The Company provided ACT with a copy of this disclosure. Attached as Exhibit 16.2 is a copy of ACT’s letter, dated November 15, 2016, stating its agreement with these statements.
ACT’s report on the Company’s consolidated financial statements for the two (2) most recent fiscal years ended December 31, 2015, dated February 26, 2016, and March 2, 2015, were issued on an unqualified basis in conjunction with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 26, 2016, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015.
None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and subsequent interim periods through September 30, 2016.
(b)    Based on a recommendation from the Audit Committee of the Board of Directors of the Company, on November 14, 2016, the Board of Directors of the Company engaged Yount, Hyde & Barbour, P.C. as its successor independent registered public accounting firm to audit the Company’s financial statements. Since January 1, 2014, the Company has not consulted Yount, Hyde & Barbour, P.C. regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)    The following exhibits are filed as part of this Form 8-K.

Exhibit No.	Description

16.1	Resignation Letter from Arnett Carbis Toothman LLP

16.2	Letter from Arnett Carbis Toothman LLP regarding change in certifying accountant

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: November 15, 2016	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President &
Chief Accounting Officer

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